                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY



         KNOWN ALL PERSONS BY THESE PRESENTS, that each of F.N.B. Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints John D. Waters, its, his and her true and lawful attorney with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's Director's capacity or capacities as shown below, (a) a Registration Statement of F.N.B. Corporation on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of up to 1,407,733 shares of common stock, par value $2.00 per share, of F.N.B. Corporation, to be issued in exchange for shares of common stock of Citizens Holding Corporation, Clearwater, Florida, upon consummation of the proposed merger of Citizens Holding Corporation with and into Southwest Banks, Inc., a bank holding company, wholly-owned by F.N.B. Corporation, and any and all documents in support thereof or supplements thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and each of F.N.B. Corporation and said Officers and Directors hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as F.N.B. Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of F.N.B. Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

         IN WITNESS WHEREOF, F.N.B. Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below. This Power of Attorney may be executed in counterparts which, when taken together, constitute a single original hereof.


                                    F.N.B. CORPORATION
                                    (Registrant)




                                    By:  /s/ Peter Mortensen
                                       ---------------------------------
                                       Peter Mortensen
                                       Chairman and President

                                    Date:   4/29/98
                                          ------------------------------


/s/ Peter Mortensen                Chairman of the Board                          Date:  April 29, 1998
------------------------------     President and Chief Executive Officer                ----------------
Peter Mortensen                    (Principal Executive Officer)



/s/ Stephen J. Gurgovits           Executive Vice President                       Date:  April 29, 1998
------------------------------     and Director                                         ----------------
Stephen J. Gurgovits



/s/ William J. Rundorff            Executive Vice President                       Date:  April 29, 1998
------------------------------                                                          ----------------
William J. Rundorff



/s/ John D. Waters                 Vice President and Chief                       Date:  April 29, 1998
------------------------------     Finance Officer (Principal                           ----------------
John D. Waters                     Financial and Accounting Officer)




/s/ W. Richard Blackwood           Director                                       Date:  April 29, 1998
------------------------------                                                          ----------------
W. Richard Blackwood


/s/ William B. Campbell            Director                                       Date:  April 29, 1998
------------------------------                                                          ----------------
William B. Campbell


/s/ Charles T. Cricks              Director                                       Date:  April 29, 1998
------------------------------                                                         -----------------
Charles T. Cricks


/s/ Henry M. Ekker                 Director                                       Date:  April 29, 1998
------------------------------                                                         -----------------
Henry M. Ekker, Esq.


/s/ Thomas C. Elliott              Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
Thomas C. Elliott


/s/ Thomas W. Hodge                Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
Thomas W. Hodge


/s/ James S. Lindsay               Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
James S. Lindsay


/s/ Paul P. Lynch                  Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
Paul P. Lynch


/s/ Edward J. Mace                 Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
Edward J. Mace


/s/ Robert S. Moss                 Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
Robert S. Moss


/s/ Richard C. Myers               Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
Richard C. Myers


/s/ William A. Quinn               Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
William A. Quinn


/s/ George A. Seeds                Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
George A. Seeds


/s/ William J. Strimbu             Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
William J. Strimbu


/s/ Gary L. Tice                   Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
Gary L. Tice


/s/ Archie O. Wallace              Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
Arche O. Wallace


/s/ Joseph W. Walton               Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
Joseph W. Walton


/s/ James T. Weller                Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
James T. Weller


/s/ Eric J. Werner                 Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
Eric J. Werner, Esq.

/s/ Robert B. Wiley                Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
Robert B. Wiley


/s/ Donna C. Winner                Director                                  Date:  April 29, 1998
------------------------------                                                     ----------------
Donna C. Winner